EXHIBIT 10.3

December 21, 1994

Leggett & Platt, Incorporated

No.1 Leggett Road

Carthage, Missouri 64836

Dear Sirs:

This letter will confirm the amended and restated agreement between Leggett & Platt, Incorporated (the “Company”) and Goldman Sachs Money Markets, L.P. and its successors (“GSMM LP”) (the “Agreement”) with respect to the offer and sale by GSMM LP of short-term promissory notes (“Notes”) proposed to be issued from time to time by the Company in transactions not involving a public offering within the meaning of Section 4(2) of the Securities Act of 1933 (the” Act”) and Rule 506 thereunder. The Company understands that this letter does not constitute a commitment or obligation, expressed or implied, on the part of GSMM LP to purchase any Notes from the Company, or to offer or sell any Notes.

1. The Notes will be issuable in denominations of not less than $200,000, will not be exchangeable for smaller denominations and will have maturities not exceeding 270 days from the date of issue. The Notes may be issued in physical bearer form or in book-entry form. Notes in book-entry form will be represented by master notes registered in the name of a nominee of The Depository Trust Company (“DTC”) and recorded in the book-entry system maintained by DTC. References to “Notes” in this agreement shall refer both to physical and book-entry Notes to the extent that the context of this agreement requires. The Notes may be issued either at a discount or as interest bearing obligations with interest payable at maturity in a stated amount. Notes will be issued through The Chase Manhattan Bank, N.A. in accordance with an issuing and paying agency agreement between the Company and such bank (the “Issuing Agreement”), a copy of which has been or will be furnished to GSMM LP. The Company will not amend such Issuing Agreement without first informing GSMM LP and will promptly furnish to GSMM LP a copy of any amendment to such Issuing Agreement.

2. (a) The Company hereby confirms to GSMM LP that within the preceding six months neither the Company nor any person other than GSMM LP or Shearson Lehman Brothers, Inc. (“SLBI”) acting on behalf of the Company has offered or sold any Notes, or any substantially similar security of the Company, to, or solicited offers to buy any thereof from, any person other than GSMM LP or SLBI. The Company also agrees that, as long as the Notes are being offered for sale by GSMM LP as contemplated hereby and until at least six months after the offer of Notes hereunder has been terminated, neither the Company nor any person other than GSMM LP or Chase Securities, Inc. (“CSI”) will offer the Notes or, except as set forth in paragraph 2(b) below, any substantially similar security of the Company for sale to, or solicit offers to buy any thereof from, any person other than GSMM LP or CSI except with the prior written consent of GSMM LP, it being understood that this agreement is made with a view to bringing the offer and sale of the Notes within the exemption provided by Section 4(2) of the Securities Act of 1933 and Rule 506 thereunder. Further, both the Company and GSMM LP agree that neither the Company nor any person acting on its behalf, nor GSMM LP, will offer or sell, or solicit offers to buy, the Notes by any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Act or otherwise. The Company also confirms that it has entered into a dealer agreement with CSI which contains provisions relating to the qualification of prospective investors, maintaining a list thereof and manner of offering the Notes which are substantially identical to the corresponding provisions contained in this agreement. The Company agrees that such provisions in its dealer agreement with CSI shall not be amended in any material respect without GSMM LP’s prior written consent.

(b) The Company is not currently issuing commercial paper which is offered and sold in the commercial paper market in reliance upon, and in compliance with the requirements of, the exemption provided by Section 3(a)(3) of the Act (“3(a)(3) Commercial Paper”). However, the Company agrees that if the Company were to issue such 3(a)(3) Commercial Paper, (i) the proceeds from the sale of the Notes would be deposited and kept in a different account at The Chase Manhattan Bank, N .A. from that which is used for the deposit of the proceeds from the sale of the 3(a)(3) Commercial Paper and (ii) appropriate corporate controls would be instituted and maintained to ensure that the proceeds from the sale of Notes will be used for purposes which do not meet the “current transactions” requirements of Section 3(a)(3) of the Act and the proceeds from the sale of the 3(a)(3) Commercial Paper will be used for purposes which meet such requirements.

3. (a) GSMM LP proposes to maintain a list of prospective purchasers of the Notes to whom GSMM LP may make offers and sales of Notes (the “Investor List”). It is contemplated that GSMM LP will include on such Investor List (i) investors who may purchase Notes for their own accounts and (ii) investors who may purchase Notes as fiduciary or agent for the accounts of others.

(b) An investor will be included on the Investor List only if reasonably believed by GSMM LP to be a (A) sophisticated institutional investor that is an “Accredited Investor” as that term is defined in Rule 501(a) under the Act (“Accredited Investor”), or, if the potential investor is a fiduciary or agent (other than a U.S. bank or savings and loan association) who will be purchasing Notes for one or more accounts, each such account will be an Accredited Investor, that either (i) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investing in Notes or (ii) is represented by a fiduciary or agent with sole investment discretion having such knowledge and experience, or (B) a “Qualified Institutional Buyer,” as that term is defined in Rule 144A under the Act.

(c) GSMM LP will offer and sell Notes only to investors which at the time are on the Investor List and are reasonably believed by GSMM LP to meet the requirements set forth above for inclusion thereon.

(d) In the event that GSMM LP purchases Notes as principal and does not resell such Notes on the day of such purchase, GSMM LP will sell such Notes only to persons on the Investor List it reasonably believes to be Qualified Institutional Buyers or to Qualified Institutional Buyers on the Investor List it reasonably believes are acting for other Qualified Institutional Buyers, in each case pursuant to Rule 144A.

4. (a) GSMM LP will furnish to each purchaser of Notes (or to the fiduciary or agent acting for such purchaser), at or before the time of the sale of Notes to such purchaser, an Information Memorandum in form and substance satisfactory to the Company and GSMM LP. The Information Memorandum at any time may consist of an annual Information Memorandum and one or more supplemental Information Memoranda and will, among other things:

(i)	Include summary financial and other information derived from the Company’s latest Annual Report on Form 10-K and from any subsequent reports by it on Forms 10-Q or 8-K or materials mailed by it to its public stockholders; and incorporate by reference such Form 10-K report and any such subsequent 10-Q or 8-K reports;

(ii)	Include a statement to the effect that copies of reports filed by the Company with the Securities and Exchange Commission or mailed by it to its public stockholders, as well as such additional information, if any, as an investor in Notes may reasonably request, may be obtained through GSMM LP;

(iii)	Set forth on the first page of the annual Information Memorandum, with a reference thereto on the first page of each supplemental Information Memorandum, statements substantially as follows:

PRIVATE PLACEMENT

THE NOTES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND INITIAL SALES OF THE NOTES MAY BE MADE ONLY TO INSTITUTIONAL “ACCREDITED INVESTORS” AS DEFINED IN RULE 501(A) UNDER THE ACT OR QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN RULE 144A UNDER THE ACT (“QIB”). BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER (A) REPRESENTS THAT IT IS (i) AN INSTITUTIONAL ACCREDITED INVESTOR OR A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN ASSOCIATION) THAT IS ACTING ON BEHALF OF AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT THE NOTE IS BEING ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, OR (ii) A QIB ACTING ON BEHALF OF ITSELF OR ANOTHER QIB (AND, IF IT IS A QIB, ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY ON AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT PURSUANT TO RULE 144A) AND (B) AGREES THAT ANY RESALE OF THE NOTE WILL BE MADE ONLY IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT AND ONLY TO (i) GOLDMAN SACHS MONEY MARKETS, L.P. (“GSMM LP”) OR CHASE SECURITIES, INC. (“CSI”) OR THROUGH GSMM LP OR CSI TO AN INSTITUTIONAL ACCREDITED INVESTOR OR A QIB, OR (ii) A QIB IN A TRANSACTION MADE UNDER RULE 144A.

Each purchaser of a Note will be deemed to have represented and agreed as follows: (1) the purchaser understands that the Notes are being issued only in transactions not involving any public offering within the meaning of the Securities Act of 1933, as amended (the “Act”); (2) the purchaser is (A) a sophisticated institutional investor who (i) is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D under the Act (or is a fiduciary or agent (other than a U.S. bank or savings and loan association) that is purchasing the Notes for the account of an institutional Accredited Investor), (ii) has such knowledge and experience (or is a fiduciary or agent with sole investment discretion having such knowledge and experience) in financial and business matters that it (or such fiduciary or agent) is capable of evaluating the merits and risks of investing in such Note; (iii) has had access to such information as the purchaser deems necessary in order to make an informed investment decision, and (iv) is purchasing the Note for investment and not with a view to distribution; or (B) in the case of sales of Notes pursuant to Rule 144A under the Act, a “Qualified Institutional Buyer” as defined in Rule 144A (or is a Qualified Institutional Buyer purchasing the Notes on behalf of one or more other Qualified Institutional Buyers); (3) if in the future the purchaser (or any such other investor or any other fiduciary or agent representing such investor) decides to sell such Note prior to maturity, it will be sold only in a transaction exempt from registration under the Act and only to (i) GSMM LP or CSI or through GSMM LP or CSI to an institutional investor approved by GSMM LP or CSI as an institutional Accredited Investor or a Qualified Institutional Buyer or (ii) a Qualified Institutional Buyer in a transaction made pursuant to Rule 144A under the Act; (4) the purchaser understands that, although GSMM LP and CSI may repurchase Notes, GSMM LP and CSI are not obligated to do so, and accordingly the purchaser (or any such other investor) should be prepared to hold such Note until maturity; (5) the purchaser acknowledges that the Notes sold to the purchaser by GSMM LP or CSI may be sold to it pursuant to Rule 144A; and (6) the purchaser understands that such Note will bear a legend substantially as set forth in capital letters above.

(b) The Company agrees to furnish promptly to GSMM LP three copies of all reports filed with the Securities and Exchange Commission, all documents filed with any stock exchange, all documents mailed to the Company’s public shareholders, all press releases (issued by its corporate headquarters) and such other publicly distributed documents as GSMM LP may reasonably request in order for GSMM LP to prepare from time to time Information Memoranda for distribution to purchasers of Notes and in order for GSMM LP to evaluate at any time the ability of the Company to pay the Notes as they mature. The Company also agrees to furnish to GSMM LP such additional information concerning the Company as GSMM LP may reasonably request.

(c) If at any time any event or other development occurs as a result of which the Information Memorandum (including any documents incorporated by reference therein) includes an untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, the Company will promptly notify GSMM LP thereof, and GSMM LP will not thereafter use such Information Memorandum or offer or sell Notes until an appropriately revised Information Memorandum is available. Each sale of a Note by the Company to GSMM LP shall constitute a representation by the Company that the Information Memorandum (including any documents incorporated by reference therein) at such time does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5. The Company agrees that each Note, including each master note, will bear a legend substantially as set forth in capital letters under “Private Placement” in paragraph 4(a) (iii) above.

6. (a) The Company represents and warrants to GSMM LP that: (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Missouri; (ii) the Notes have been duly authorized and, when issued and duly delivered in accordance with the Issuing Agreement, will constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms; (iii) this Agreement and the Issuing Agreement have been duly authorized, executed and delivered by the Company and each constitutes the valid and legally binding obligation of the Company enforceable in accordance with its respective terms; (iv) the Information Memorandum (including any documents incorporated by reference therein), except insofar as any information therein relates to GSMM LP in its capacity as dealer hereunder, does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; (v) the offer and sale of the Notes in the manner contemplated by this Agreement will be exempt from the registration requirements of the Act pursuant to Section 4(2) thereof and Rule 506 thereunder; and (vi) the Company is not an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

(b) Each sale of a Note by the Company under this Agreement shall constitute an affirmation that the foregoing representations and warranties remain true and correct at the time of sale, and will remain true and correct at the time of delivery, of such Note.

7. The Company has filed with the Securities and Exchange Commission five copies of a notice on Form D (one of which was manually signed by a person duly authorized by the Company), in accordance with the requirements of Rule 503 under the Act. The Company will also timely file such amendments to its notice on Form D as may be required by Rule 503. The Company will furnish to GSMM LP evidence of each such filing (including a copy thereof). GSMM LP will advise the Company promptly after the first sale of any Note hereunder has been confirmed by GSMM LP to the purchaser, and GSMM LP will also furnish to the Company any information which GSMM LP may have that may be necessary to permit the Company to prepare such notice on Form D.

8. In the event that any Note offered or to be offered by GSMM LP would be ineligible for resale under Rule 144A under the Act (because such Note is of the same class (within the meaning of Rule 144A) as any other securities of the Company which are at such time listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended, or quoted in a U.S. automated inter-dealer quotation system), the Company shall immediately notify GSMM LP (by telephone, confirmed in writing) of such fact and will promptly prepare and deliver to GSMM LP an amendment or supplement to the Information Memorandum describing the Notes which are ineligible, the reason for such ineligibility and any other relevant information relating thereto. At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company agrees to furnish at its expense, upon request, to holders and prospective purchasers of Notes information satisfying the requirement of subsection (d)(4)(i) of Rule 144A under the Act.

9. The Company agrees promptly from time to time to take such action as GSMM LP may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as GSMM LP may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the transactions contemplated hereby, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction other than consent to service of process under such state securities laws. The Company also agrees to reimburse GSMM LP for any reasonable fees or costs incurred in so qualifying the Notes.

10. This Agreement will continue in effect until terminated as provided in this paragraph. This Agreement may be terminated by the Company by giving written notice of its election to do so to GSMM LP; or by GSMM LP by giving written notice of its election to do so to the Company. This Agreement shall terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice was given; provided, however, that the provisions of paragraph 2, 4(c), 7, 8 and 9 will continue in effect subsequent to any such termination.

11. This Agreement and each Note shall be governed by, and construed in accordance with, the laws of the State of New York.

If the foregoing is in accordance with your understanding, please confirm the same by signing and returning a copy hereof.

Yours very truly,

GOLDMAN SACHS MONEY MARKETS, L.P. a Delaware limited partnership

By:	GSMM Corp., as sole general partner

By:	/s/ John P. Heanue
GSMM Corp. Officer

Confirmed as of the

Above date:

Leggett & Platt, Incorporated

By:	/s/ Michael A. Glauber
Michael A. Glauber
Senior Vice President

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